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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 26, 2003

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                    333-106323                  30-0183252
----------------------------         ------------            -------------------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

383 Madison Avenue
New York, New York                                                  10l79
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(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of November 1, 2003 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company, and JPMorgan Chase Bank, as trustee.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS II INC.


                                               By: /s/ Baron Silverstein
                                                   ----------------------
                                               Name:   Baron Silverstein
                                               Title:  Vice President


Dated: December 10, 2003



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                                  EXHIBIT INDEX



                  Item 601 (a) of           Sequentially
Exhibit           Regulation S-K            Numbered
Number            Exhibit No.               Description                    Page
------            -----------               -----------                    ----
1                 4                         Pooling and Servicing          5
                                            Agreement




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                                    EXHIBIT 1